UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 8, 2003

                             KLEVER MARKETING, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)




        0-18730                                         36-3688583
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)



                         c/o Richard J. Trout, President
            350 West 300 South, Suite 201, Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 322-1221
              (Registrant's telephone number, including area code)

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ITEM 2.           Acquisition or disposition of assets

On July 29, 2003, Klever Marketing ("the Company") entered into an agreement with Dennis Shepherd ("Shepherd"), 15555 Huntington Lane, #191, Huntington Beach, California 92647 and Jonathan Chollett ("Chollett"), 619 South Acacia Lane, West Covina, California 91791, to purchase eighty percent of the issued and outstanding shares of S&C Medical, Inc. ("S&C"), a Nevada Corporation with offices at 15555 Huntington Lane, #191, Huntington Beach, California 92647. S&C has the proprietary rights to manufacture and market, among other things, an over-the-counter private use drug test kit.

The Company has agreed to issue to Shepherd and Chollett three million (3,000,000) restricted shares of the common voting stock of the Company for the S&C shares. A copy of the acquisition agreement is attached hereto as an Exhibit.

The Company intends to operate S&C as a subsidiary.

ITEM 7.           Financial Statements and Exhibits

The following exhibit is included as part of this report:

EXHIBIT           PAGE

NO.               NO.            DESCRIPTION

1                 3              Stock Acquisition Agreement dated July 29, 2003

The financial statements required to be filed for the periods specified in Item 3.05(b) of Regulation S-X will be filed by amendment to this report within 60 days of the date the initial Form 8-K was required to be filed.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Klever Marketing, Inc.                                  Date

By: /s/Richard J. Trout                                 August 8, 2003
   ---------------------------------
Name: Richard J. Trout
Title:   President

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                                    EXHIBIT 1

                           STOCK ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT (hereinafter "Agreement") dated July 29, 2003, by, between and among Klever Marketing, Inc., a Delaware Corporation ("Klever") with offices at 350 West 300 South, Suite 200, Salt Lake City, Utah 84101 and Dennis Shepherd, residing at 15555 Huntington Lane, #191, Huntington Beach, California 92647 and Jonathan Chollett, residing at 619 South Acacia Lane, West Covina, California 91791, two individuals ("Shareholders")

         WHEREAS, Klever desires to acquire through the issue of its common stock eighty percent (80%) of the issued and outstanding shares of S&C Medical, Inc. ("S&C"), a Nevada Corporation located at 15555 Huntington Lane, #191, Huntington Beach, California 92647, a manufacturer and marketer of, among other things, a proprietary over-the-counter private use drug test kit; and

         WHEREAS, Shareholders desire to purchase an interest in Klever, and to sell to Klever eighty percent (80%) of the issued and outstanding shares of S&C on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholders hereby agree to sell, transfer, assign, and convey to Klever, and Klever hereby agrees to purchase and acquire from Shareholders, eighty percent (80%) of the issued and outstanding shares of S&C, (hereinafter referred to as the "S&C Shares"). Klever hereby agrees to sell, transfer, assign, and convey to Shareholders, and Shareholders hereby agree to purchase and acquire from Klever, three million (3,000,000) shares of the common voting stock of Klever (hereinafter referred to as the "Klever Shares").

II. Purchase Price of the S&C and Klever Shares. The aggregate purchase price to be paid to Klever by Shareholders for the delivery to Shareholders of the Klever Shares shall be eighty percent (80%) of the issued and outstanding shares of S&C.

III Warranties and Representations of S&C and Shareholders. In order to induce Klever to enter into the Agreement and to complete the transaction contemplated hereby, S&C and Shareholders individually and jointly warrant and represent to Klever that:

         A Organization and Standing. S&C Medical, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets,

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         properties,   and   business  No  changes  to  S&C's   Certificate   of
         Incorporation, amendments thereto and By laws of S&C will be made before the Closing.

         B Shareholder Approval. S&C shall have received any and all necessary and required approval of its shareholders for the transaction set forth herein as required by statute or regulation by any state or other jurisdiction that has authority over the affairs of S&C. All votes of shareholders are hereby certified to be in compliance with those statutes and requirements, including any requirement regarding the number of votes and the percentage of approval required in such a shareholder vote.

         C Taxes. S&C has filed all federal, state, and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on S&C.

         D Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of S&C threatened, against or affecting S&C, except as disclosed in writing to Klever. S&C is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the Securities Act of 1933, as amended (the '33
         Act), the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange
         Commission ("SEC"), or the Securities Laws and Regulations of any state.

         E Governmental Regulation. S&C holds the licenses and registrations set forth on Exhibit "A" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit the Corporation to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings, or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "A" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

         F Ownership of Shares. Shareholders have good, marketable title, without any liens or encumbrances of any nature whatever, to the S&C Shares to be transferred to Klever. The shareholders of S & C immediately prior to closing, and the number of shares owned by each such shareholder, together with the total number of issued and outstanding shares of S&C are listed on Exhibit "C."

         G Corporate Records. All of S&C's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records

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         of S&C are up-to-date,  complete and reflect  accurately and fairly the conduct of its business in all material respects since its date of incorporation.

         H Except as may be disclosed on Exhibit "D," there are no enforceable outstanding leases or contracts to which S&J is a party.

         I No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Klever in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         J Validity of the Agreement. All corporate and other proceedings required to be taken by S&C in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of S&C is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by an officer of S&C, and constitutes the valid and binding obligation of S&C, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate S&C's
         Certificate of Incorporation or document of undertaking, oral or written, to which S&C is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by S&C can continue to be so conducted after completion of the transaction contemplated hereby.

         K Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Klever and S&C according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Klever will have acquired title in and to the S&C Shares free and clear of all claims, liens, and encumbrances.

         L Access to Books and Records. Klever has been granted full and free access to the books of S&C during the course of this transaction prior to Closing.

         M S&C's Financial Statements. S&C's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "B", accurately describe S&C's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

         N S&C's  Assets.  As of the time of closing,  S&C is the sole and legal
         owner  of  all  right,  title  and  interest,   without  any  liens  or
         encumbrances of any nature whatever, to the property

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         described and set forth on Exhibit "E."

         O Duties Subsequent to Closing. Subsequent to the closing of this Agreement, Shareholders or S&C shall:

                  1. Provide to Klever all necessary information to allow Klever to complete all necessary audits to allow filing of financial statements required by Form 8-K within sixty (60) days of the date of the acquisition, and to allow for the required amendment of Form 8-K within 60 days of its original filing to include required financial statements. The cost of acquiring said financial statements, which accrue after closing of this agreement shall be the sole responsibility of Klever; and

                  2. Provide to Klever all necessary information to allow Klever to complete any other filings with the Securities and Exchange Commission as may be required.

IV Warranties and Representations of Klever. In order to induce Shareholders to enter into the Agreement and to complete the transaction contemplated hereby, Klever warrants and represents to Shareholders that:

         A Organization and Standing. Klever is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

         B No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Klever, or against any of Klever's officers or directors and arising out of their operation of Klever. Klever has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the 33 Act, the 34 Act, the Rules and Regulations of the SEC adopted pursuant to the 33 Act or the 34 Act, or the Securities Laws and Regulations of any state.

         C Corporate Records. All of Klever's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

         D No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

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         E Validity  of the  Agreement.  All  corporate  action and  proceedings required to be taken by Klever in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Klever, and constitutes a valid and binding obligation of Klever. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Klever's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Klever is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

         F Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Shareholders will have acquired good, marketable title in and to the Klever Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

V Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI The Common Shares. All of the Klever Shares shall be validly issued, fully-paid and non- assessable shares of Klever Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Klever's Articles of Incorporation.

VII Conditions Precedent to Closing. The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

         A. That Klever and its management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

         B. That Klever and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

VIII Obligations of Klever. The obligations of Klever under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

         A That Shareholders's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such

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         time; and

         B  That  Shareholders   shall  have  performed  or  complied  with  all
         agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

         C  That  S&Cs's   compliance   with  state   statutory  and  regulatory
         requirements are legally sufficient to authorize and carry out the terms of this Agreement.

IX Termination. The Agreement may be terminated at any time before or; at Closing, by:

         A. The mutual agreement of the parties;

         B. Any party if:

                  1 Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.
                  2 Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

         Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

X Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

XI Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XII Closing. The closing of the transactions contemplated by the Agreement shall take place on or before 5:00 P.M. on August ___, 2003. The Closing shall occur at the offices of ______________________________ or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XIII Governing Law. The Agreement has been entered into in and shall be governed by and construed in accordance with the laws of the State of Utah.

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XIV      Enforcement of Agreement and Venue.  The parties agree that any suit to enforce the provisions of this Agreement shall be brought in the District Court of Salt Lake County, State of Utah, and the parties consent to personal jurisdiction in said court and agree that venue for any suit to enforce the provisions of this Agreement shall be in Salt Lake County, State of Utah.

XV Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

Klever Marketing, Inc.                       S&C Medical, Inc.:


By: /s/ Richard J. Trout                     By: /s/ Dennis Shepherd
   ----------------------------------        -----------------------------------
Richard J. Trout, its President              Dennis Shepherd, its President



 /s/ Dennis Shepherd                             /s/ Jonathan Chollett
Dennis Shepherd, an Individual               Jonathan Chollett, an Individual

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